UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (720) 283-6120

SIGNATURES
EXHIBIT INDEX
EX-1.03 Appointment Agreement

Item 5. Other Events.

     On January 12, 2004, United Dominion Realty Trust, Inc. (the “Company”) entered into an Appointment Agreement with Banc One Capital Markets, Inc. with respect to the Company’s medium-term notes due nine months or more from the date of issue. Pursuant to the Appointment Agreement, the Company has appointed Banc One Capital Markets, Inc. to act as an agent of the Company within the meaning, and pursuant to the terms and conditions, of the Distribution Agreement, dated February 24, 2003, by and between the Company, J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., McDonald Investments Inc., Salomon Smith Barney Inc. and Wachovia Capital Markets, LLC, f/k/a Wachovia Securities Inc., as amended by the First Amendment to Distribution Agreement dated November 7, 2003. The Appointment Agreement is attached hereto and incorporated herein by reference as Exhibit 1.03.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit No.	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.(2)

1.03	Appointment Agreement dated January 12, 2004.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).

(2)	Incorporated by reference to Exhibit 1.02 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 12, 2003 (File No. 1-10524).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC. By: /s/ Scott A. Shanaberger Scott A. Shanaberger Senior Vice President, Chief Accounting Officer and Assistant Secretary

Date: January 13, 2004

EXHIBIT INDEX

Exhibit	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.(2)

1.03	Appointment Agreement dated January 12, 2004.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).

(2)	Incorporated by reference to Exhibit 1.02 of registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 12, 2003 (File No. 1-10524).

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